Exhibit 99

28405 Van Dyke Avenue Warren, Michigan 48093 www.AssetAcceptance.com

Asset Acceptance Capital Corp. Chairman’s Related Family Trust Enters into

Pre-Arranged Stock Trading Plan

WARREN, Mich., June 24, 2009 – Asset Acceptance Capital Corp. (NASDAQ: AACC), a leading purchaser and collector of charged-off consumer debt, today announced that a trust of which the spouse of its non-executive Chairman and founder, Nathaniel F. Bradley IV, is trustee, has entered into a pre-arranged, non-discretionary stock trading plan. The plan was adopted in accordance with guidelines specified under SEC Rule 10b5-1 under the Securities Exchange Act of 1934 and Asset Acceptance Capital Corp.’s policies regarding stock transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock. Sales will be publicly disclosed through Form 4 filings with the Securities and Exchange Commission.

Under the newly adopted plan, beginning on August 12, 2009 and ending on August 12, 2011, the trust may sell Asset Acceptance Capital Corp. shares with a value up to $6 million. Shares sold at the minimum prices established under the plan for the trust would represent approximately 15% of Mr. Bradley’s total beneficial ownership of Asset Acceptance Capital Corp. shares.

Mr. Bradley commented: “The plan was established to accomplish estate planning goals and to obtain diversification of assets for the trust. I believe in the Company’s prospects for continued growth and success, as evidenced by my continued ownership of approximately 10.5% of the outstanding shares of Asset Acceptance Capital Corp., assuming all shares under the plan are sold for the trust.”

About Asset Acceptance Capital Corp.

For more than 45 years, Asset Acceptance has provided credit originators, such as credit card issuers including private label card issuers, consumer finance companies, utilities and others, an efficient alternative in recovering defaulted consumer debt. For more information, please visit www.AssetAcceptance.com.

Asset Acceptance Capital Corp. Safe Harbor Statement

This press release contains certain statements, including the Company’s plans and expectations regarding its operating strategies, charged-off receivables and costs, which are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include reference to the Company’s presentations and Web casts. These forward-looking statements reflect the Company’s views, expectations and beliefs at the time such statements were made with respect to such matters, as well as the Company’s future plans, objectives, events, portfolio purchases and pricing, collections and financial results such as revenues, expenses, income, earnings per share, capital expenditures, operating margins, financial position, expected results of operations and other financial items. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that make the timing, extent, likelihood and degree of occurrence of these matters difficult to predict. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “should,” “could,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and outcomes to differ materially from those described in the forward-looking statements. Risk Factors include, among others: ability to purchase charged-off consumer receivables at appropriate prices, ability to continue to acquire charged-off receivables in sufficient amounts to operate efficiently and profitably, employee turnover, ability to compete in the marketplace and acquiring charged-off receivables in industries that the Company has little or no experience. These Risk Factors also include, among others, the Risk Factors discussed under “Item 1A Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K and in other SEC filings, in each case under a section titled “Risk Factors” or similar headings and those discussions regarding risk factors as well as the discussion of forward-looking statements in such sections are incorporated herein by reference. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company expressly disclaims any obligation to update, amend or clarify forward-looking statements.

CONTACT:

Asset Acceptance Capital Corp.

Mark A. Redman, Senior Vice President-Finance and Chief Financial Officer, 586-446-7803

or

Edwin L. Herbert, Vice President-General Counsel and Secretary, 586-446-1782

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